THAON COMMUNICATIONS & SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)


The following unaudited Pro Forma consolidated Statements have been derived from the audited consolidated financial statements of Thaon Communications, Inc. (A) for the year ended December 31, 2000, the unaudited financial statements of PTS , Inc. (B) for the year ended December 31, 2000 and audited financial statements of Legal Broadcast Company (C) for the period from inception (May 9, 2000) to December 31, 2000.

The unaudited Pro Forma consolidated Statements of Operations and financial conditions reflects the acquisition of B and C (non-public companies) by A (a public company) in a merger using purchase method of accounting and assumes that such acquisition was consummated as of January 1, 2000.

The unaudited Pro Forma consolidated Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B & C and the Notes to the financial statements. The Pro Forma consolidated Statement of Operations does not purport to represent what the Company's results of operations would actually have been if the acquisition of B & C had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable


                                      THAON         PTS TV                      Combined       Legal Broadcast
                                   (Historical)  (Historical)  Adjustment   Thaon & Sub.& PTS     Company      Adjustment  Combined
                                   ------------  ------------- -----------  ------------------ --------------- ----------- --------

Sales                            $     182,477 $   27,045,131      -        $ 27,227,608         216,578         $  -  $ 27,444,186

Operating expenses                   1,588,753     26,571,740      -          28,160,493         254,619            -    28,415,112
                                   ------------  ------------- ------  ------------------ ---------------     -----------  --------

Income (Loss) from operations       (1,406,276)       473,391      -            (932,885)        (38,041)           -      (970,926)

Other Income (expense)                    (408)       207,609      -             207,201          (4,298)           -       202,903
                                   ------------  ------------- ------  ------------------ ---------------  -----------  -----------

                                    (1,406,684)       681,000      -            (725,684)        (42,339)           -      (768,023)

Provision for taxes                          -              -      -              (1,600)            800            -          (800)

                                   ------------  ------------- ------  ------------------ ---------------  -----------  -----------
NET INCOME (LOSS)                $  (1,406,684)$      681,000      -        $   (727,284)        (43,139)        $  - $    (767,223)
                                   ============  ============= ======  ================== ===============  ===========  ===========


EARNINGS PER SHARE

   Basic Weighted -average number of
   shares outstanding                                                                                                    59,291,000
                                                                                                                        ===========

   Basic - Net loss per share                                                                                         $      (0.012)
                                                                                                                        ===========

   Diluted Weighted -average number of
   shares outstanding                                                                                                    64,468,600
                                                                                                                        ===========

   Diluted - Net loss per share                                                                                       $      (0.011)
                                                                                                                        ===========

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NOTES:

(1) Weighted-average number of shares outstanding for the combined entity includes all shares issued as of December 31, 2000 as if outstanding as of the beginning of the period.

(2) Diluted weighted -average number of shares outstanding includes 2,000,000 convertible preferred stock issued on acquisition of PTS, 1,000,000 deposited with escrow and subject to issuance upon achieving certain targets and 403,000 options granted for common stock, to employees and 1,000,000 convertible preferred stock issued on acquisition of Legal Broadcast Company (LBC), 135,000 shares of common stock to be issued to key employees of LBC, 100,000 shares of common stock issued for finders fees, 339,600 shares of common stock issued in settlement of a debt of LBC and 200,000 shares of common stock to be issued to the President of of LBC for his participation in Board of directors.


            PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITIONS
                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)

                                    THAON         PTS TV                      Combined       Legal Broadcast
                                 (Historical)  (Historical)  Adjustment   Thaon & Sub.& PTS     Company      Adjustment  Combined
                                 ------------  ------------- -----------  ------------------ --------------- ----------- --------
             ASSETS
Current Assets
 Cash & cash equivalents        $    16,958   $    15,121    $      --      $    32,079   $       574   $      --     $    32,653
 Media and accounts receivable        4,950     1,708,900           --        1,713,850        77,454          --       1,791,304
 Due to affiliates                1,891,031          --       (1,891,031)          --            --            --            --
 Investment in PTS TV             4,500,000          --       (4,500,000)          --            --            --            --
 Investment in Legal
  Broadcast Co.                        --            --             --             --            --            --            --
 Investment in LLC                    8,000          --           (8,000)          --            --            --            --
 Prepaid Expenses                    15,267        17,697           --           32,964          --            --          32,964
 Prepaid Media Expenses                --         376,942           --          376,942          --            --         376,942
 Loan receivable - Employees          2,150          --             --            2,150          --            --           2,150
 Loan receivable -
    Related Parties                    --         868,476           --          868,476          --            --         868,476
 Deposits & other assets               --           9,079           --            9,079          --            --           9,079
                                -----------   -----------    -----------    -----------   -----------   -----------   -----------
                                  6,438,356     2,996,215     (6,399,031)     3,035,540        78,028          --       3,113,568

Property & Equipment                537,640       223,462           --          761,102       125,766          --         886,868
Note receivable - McHenry              --         231,660           --          231,660          --            --         231,660
Goodwill                               --            --        5,871,861      5,871,861          --       3,386,757     9,258,618
Deposits                             33,322          --             --           33,322         2,370          --          35,692
                                -----------   -----------    -----------    -----------   -----------   -----------   -----------
TOTAL ASSETS                    $ 7,009,318   $ 3,451,337    $  (527,170)   $ 9,933,485   $   206,164   $ 3,386,757   $13,526,406
                                ===========   ===========    ===========    ===========   ===========   ===========   ===========

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            PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITIONS
                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)
                                   (Continued)


                                    THAON         PTS TV                      Combined       Legal Broadcast
                                 (Historical)  (Historical)  Adjustment   Thaon & Sub.& PTS     Company      Adjustment  Combined
                                 ------------  ------------- -----------  ------------------ --------------- ----------- --------
LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
Accounts Payable          $    179,039  $     73,613  $       --    $    252,652    $     30,553    $       --      $    283,205
Accrued Expenses               146,902        28,053          --         174,955            --              --           174,955
Media payable                     --       3,228,695          --       3,228,695            --              --         3,228,695
Deferred Media Revenue            --         998,872          --         998,872            --              --           998,872
Loans Payable -current            --          97,412          --          97,412            --              --            97,412
Capital Lease
   obligation-current             --          28,988          --          28,988          20,843            --            49,831
Customers deposits                --         281,492          --         281,492            --              --           281,492
Due to related parties       1,891,031          --      (1,891,031)         --           451,957        (424,500)         27,457
                          ------------  ------------  ------------  ------------    ------------    ------------    ------------
                             2,216,972     4,737,125    (1,891,031)    5,063,066         503,353        (424,500)      5,141,919
                          ------------  ------------  ------------  ------------    ------------    ------------    ------------
Long term liabilities
    Capital Lease
      Obligation                  --         138,922          --         138,922          73,564            --           212,486
                          ------------  ------------  ------------  ------------    ------------    ------------    ------------
    Total liabilities        2,216,972     4,876,047    (1,891,031)    5,201,988         576,917        (424,500)      5,354,405
                          ============  ============  ============  ============    ============    ============    ============

Stockholders' equity;

  Common stock                  59,294         1,000        (1,000)       59,294           2,000          (2,000)        833,894
                                 8,000          --          (8,000)         --              --           774,600            --
  Preferred Stock            2,000,000          --            --       2,000,000            --         1,000,000       3,000,000
                                                                                                                    ------------
  Additional paid-in
   capital                   4,008,706          --            --       4,008,706          32,933         (32,933)      5,674,610
                                                                                                       1,665,904            --
  Advance Subscription         422,781          --            --         422,781            --              --           422,781


  Retained earnings
   (deficit)                  (298,250)   (2,106,710)    1,372,861    (1,032,099)       (362,547)        362,547      (1,032,099)

  Net Income (loss)             12,079          --            --          12,079            --              --              --
                            (1,420,264)      681,000          --        (739,264)        (43,139)         43,139        (727,185)
                          ------------  ------------  ------------  ------------    ------------    ------------    ------------

     Total stockholders'
       equity                4,792,346    (1,424,710)    1,363,861     4,731,497        (370,753)      3,811,257       8,172,001
                          ------------  ------------  ------------  ------------    ------------    ------------    ------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY      $  7,009,318  $  3,451,337  $   (527,170) $  9,933,485    $    206,164    $  3,386,757    $ 13,526,406
                          ============  ============  ============  ============    ============    ============    ============

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